CITIGROUP FUNDING INC.

Medium-Term Notes, Series D and Series E

AMENDMENT NO. 1 to GLOBAL SELLING AGENCY AGREEMENT

AMENDMENT No. 1 dated as of March 10, 2009 (this “Amendment”), to the Global Selling Agency Agreement dated as of April 20, 2006 (the “Agreement”), among Citigroup Funding Inc. (the “Company”), Citigroup Inc. (the “Guarantor”), Citigroup Global Markets Inc. (the “U.S. Agent”) and Citigroup Global Markets Limited (the “International Agent”; and together with the “U.S. Agent,” the “Agents”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, the Company and the Guarantor have filed with the Commission an automatic shelf registration statement on Form S-3 (No. 333-157386), including a base prospectus dated February 18, 2009, for registration under the Securities Act of the offering and sale of the Company’s debt securities, index warrants, debt security and index warrant units, and debt security and exchange agreement units, fully and unconditionally guaranteed by the Guarantor.

WHEREAS, the Company and the Guarantor have filed with the Commission a final prospectus supplement dated February 18, 2009 relating to the offering and sale of Medium-Term Notes, Series D and Series E, in registered form, and the plan of distribution thereof.

WHEREAS, the automatic shelf registration statement on Form S-3 (No. 333-132370) referred to in the Agreement will be deemed terminated on the date that is three years after its initial effective date.

WHEREAS, the Company, the Guarantor and the Agents intend to continue to issue, sell and purchase, as applicable, the Medium-Term Notes, Series D and Series E, in registered form, pursuant to the Agreement.

NOW, THEREFORE, the Company, the Guarantor and the Agents hereby agree as follows:

SECTION 1. Amendment to Section 1(a). The Paragraph (a) of Section 1 of the Agreement is hereby amended to delete the phrase “dated March 10, 2006”.

SECTION 2.  Deletion of provisions.  The definition of and any reference to the “Euro Medium-Term Notes”, the “Euro Prospectus Supplement” and the “Euro Procedures” are hereby deleted. Exhibit B to the Agreement is deleted in its entirety.

SECTION 3. Amendment to definitions. Any reference to the Prospectus Supplements is hereby intended to refer to the U.S. Prospectus Supplement. Any reference to the Prospectuses is hereby intended to refer to the Base Prospectus and the U.S. Prospectus Supplement, together. Any reference to the Notes is hereby intended to refer to the Medium-Term Notes.

SECTION 4. Addition of new Section. The following Section 17 is added after Section 16:

17. Notice of New Registration Statement. (a) Upon delivery by the Company and the Guarantor to the Agents of a properly executed notice in the form attached as Exhibit L hereto (a “Notice of New Registration Statement”), (i) the file number contained in the first sentence of Section 1(a) of this Agreement shall thereafter be deemed to refer to the file number of the registration statement specified in such Notice of New Registration Statement (the “New Registration Statement”), (ii) all references in this Agreement to the “Registration Statement” shall thereafter be deemed to refer to the New Registration Statement.

(b) Together with the notice required by Section 17(a), the Company and the Guarantor shall deliver or cause to be delivered to the Agents the documents required under Section 4(A)(m), 4(A)(n) and 4(A)(o) of the Agreement, provided that such Section 4(A)(m), 4(A)(n) and 4(A)(o) shall remain unchanged and shall apply to the New Registration Statement.

SECTION 5.  Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

SECTION 7.  Amendment.  Except as specifically amended or modified hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof.  All references in any other agreement or document to the Agreement shall, on and after the date hereof, be deemed to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

CITIGROUP FUNDING INC.

By: /s/ Geoffrey S. Richards Name: Geoffrey S. Richards Title: Executive Vice President and Assistant Treasurer

CITIGROUP INC.

By: /s/ Joseph J. Martinelli Name: Joseph J. Martinelli Title: Assistant Treasurer

CITIGROUP GLOBAL MARKETS INC.

By: /s/ Nicholas Parcharidis Name: Nicholas Parcharidis Title: Managing Director

CITIGROUP GLOBAL MARKETS LIMITED

By: /s/ Geoffrey S. Richards Name: Geoffrey S. Richards Title: Authorized Signatory

EXHIBIT L

[date]

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
(the “U.S. Agent”)

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB
ENGLAND
(the “International Agent”)

Ladies and Gentlemen:

Re: Notice of New Registration Statement on Form S-3 (No. [         ])

In accordance with the provisions of the Global Selling Agency Agreement dated as of April 20, 2006, as supplemented and amended from time to time, among Citigroup Funding Inc. (the “Company”), Citigroup Inc. (the “Guarantor”), Citigroup Global Markets Inc. (the “U.S. Agent”) and Citigroup Global Markets Limited (the “International Agent”), we hereby notify you that a Registration Statement on Form S-3 (No. [         ]) as defined in Rule 405 under the Securities Act of 1933, as amended, and relating to the Notes was filed by the Company and the Guarantor with the U.S. Securities and Exchange Commission on [date], [also identify any amendments filed] (the “New Registration Statement”) and became effective upon such filing.

Accordingly, the file number contained in the first sentence of Section 1(a) of the Global Selling Agency Agreement shall be hereafter deemed to refer to the file number of the New Registration Statement, and all references in the Global Selling Agency Agreement to the “Registration Statement” shall be hereafter deemed to refer to the New Registration Statement.

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Very truly yours,

CITIGROUP FUNDING INC.

By: Name: Title:

CITIGROUP INC.

By: Name: Title:

The foregoing notice is hereby
received as of the date
hereof:

CITIGROUP GLOBAL MARKETS INC.

By: Name: Title:

CITIGROUP GLOBAL MARKETS LIMITED

By: Name: Title:

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